                     MORGAN STANLEY INSURED MUNICIPAL INCOME TRUST
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        NOVEMBER 1, 2007 - APRIL 30, 2008

                                                              AMOUNT OF     % OF
                                      OFFERING     TOTAL       SHARES     OFFERING  % OF FUNDS
SECURITY        PURCHASE/    SIZE OF  PRICE OF   AMOUNT OF    PURCHASED  PURCHASED     TOTAL                        PURCHASED
PURCHASED       TRADE DATE  OFFERING   SHARES     OFFERING     BY FUND    BY FUND     ASSETS         BROKERS          FROM
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Bear Stearns &
                                                                                                 Co. Inc., Banc     Bear Stearns
                                                                                                   of America
                                                                                                 Securities LLC,
                                                                                                  Loop Capital
                                                                                                  Markets, LLC,
   District                                                                                       Ferris Baker
Columbia Water                                                                                       Watts,
  & Sewer AU     04/10/08      --     $102.781  $290,375,000   275,000    0.09%    0.09%
                                           Incorporated,
Bear Stearns
  5.000% due                                                                                    Morgan Stanley &
  10/01/2025                                                                                          Co.,
                                                                                                  Incorporated,
                                                                                                  Citi, Jackson
                                                                                                   Securities,
                                                                                                      Siebert
                                                                                                 Brandford Shank
                                                                                                   & Co., LLC